Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
14.	Commitments and Contingencies

Charter Hire Receivable

The Company has entered time charters for its vessels. The charter hire is fixed for the duration of the charter. The minimum contracted future charter hire receivable, net of address commissions, not allowing for any unscheduled off-hire, assuming expiry at earliest possible dates and assuming options callable by the Company included in the charters are not exercised, for the 43 vessels as at December 31, 2020 is as follows:

Amount
December 31, 2021	$244,032
December 31, 2022	168,881
December 31, 2023	112,889
December 31, 2024	39,770
Thereafter	12,933
Total minimum lease revenue, net of address commissions	$578,505